RTF P2 01/19

SUPPLEMENT DATED JANUARY 11, 2019

TO THE PROSPECTUS DATED MAY 1, 2018

OF

FRANKLIN FUND ALLOCATOR SERIES

Franklin LifeSmart™ 2020 Retirement Target Fund

Franklin LifeSmart™ 2025 Retirement Target Fund

Franklin LifeSmart™ 2030 Retirement Target Fund

Franklin LifeSmart™ 2035 Retirement Target Fund

Franklin LifeSmart™ 2040 Retirement Target Fund

Franklin LifeSmart™ 2045 Retirement Target Fund

Franklin LifeSmart™ 2050 Retirement Target Fund

Franklin LifeSmart™ 2055 Retirement Target Fund

(each, a Fund and together, the Funds)

The prospectus is amended as follows:

I.  The following is added above “Investment Goal” in each Fund’s Fund Summary section:

The Board of Trustees recently approved changes to the Funds’ predetermined asset allocation glide path (glide path) to be implemented on or about May 1, 2019.  The changes include: (1) establishing “neutral” and “defensive” glide paths, between which the Funds’ investment manager could shift depending on projected market volatility; (2) increasing the Funds’ equity allocations over the course of the neutral glide path; (3) removing the specific alternative investments allocation from the Funds’ glide path; and (4) delaying the landing point of the glide path to approximately five years after the specific target year in a Fund’s name (the target date). In addition, the Funds’ fee waiver and expense reimbursement arrangements will be revised to include acquired fund fees and expenses, which is likely to result in a decrease in the Funds’ net expense ratios.  For more information, please see the “Fund Details” section of the Prospectus.

II.  The following is added to the “Fund Details” section of the prospectus above the “Investment Goal”:

The Board of Trustees recently approved changes to the Funds’ predetermined asset allocation glide path (glide path) to be implemented on or about May 1, 2019.  The changes include: (1) establishing “neutral” and “defensive” glide paths, between which the Funds’ investment manager could shift depending on projected market volatility; (2) increasing the Funds’ equity allocations over the course of the neutral glide path; (3) removing the specific alternative investments allocation from the Funds’ glide path; and (4) delaying the landing point of the glide path to approximately five years after the specific target year in a Fund’s name (the target date). In addition, the Funds’ fee waiver and expense reimbursement arrangements will be revised to include acquired fund fees and expenses, which is likely to result in a decrease in the Funds’ net expense ratios.

Therefore, effective on or about May 1, 2019, the Funds will follow the “neutral” glide path as set forth below until a Fund is less than twenty years from its target date (i.e., twenty years from the expected retirement date of the Fund’s shareholders).  When a Fund is less than twenty years from its target date, the “defensive” glide path, which is a more conservative glide path, will become available.  At this point, the Fund will continue to follow the neutral glide path under normal market conditions.  However, when the volatility of the equity, fixed income and other financial markets increases, the investment manager may, in its sole discretion, employ the defensive glide path, which has higher fixed income and lower equity allocations than the neutral glide path, as set forth below.  Once a Fund is following the defensive glide path, if the volatility of the markets returns to normal, the investment manager may, in its sole discretion, shift the Funds’ portfolios back to the neutral glide path.  These glide path shifts would be executed through purchases and sales of underlying funds and ETFs to increase or decrease the Funds’ equity and fixed income allocations.  At any time the portfolio managers would be able to deviate by up to 5% from the neutral and defensive glide path allocations.

In analyzing whether to shift the Funds between the neutral and defensive glide paths, the investment manager may use a proprietary quantitative model that measures volatility by analyzing various risk indicators, such as VIX levels, FX volatility, rate volatility and credit spreads. When the model predicts increased volatility in a market, the investment manager will evaluate the data available to make a qualitative decision on whether a Fund’s glide path should be shifted between the neutral and defensive glide paths.

The table below provides further detail on the asset allocations of the neutral and defensive glide paths.

Years to Retirement	Neutral	Defensive	Neutral	Defensive
	Equity Target Allocation*		Fixed Income Target Allocation*
40	95%	95%	5%	5%
35	95%	95%	5%	5%
30	95%	95%	5%	5%
25	93%	93%	7%	7%
20	87%	87%	13%	13%
15	78%	75%	22%	25%
10	70%	61%	30%	39%
5	59%	50%	41%	50%
0	49%	40%	51%	60%
-5	40%	30%	60%	70%

*Although the Funds will not have a specific allocation to the alternative investments asset class, the Funds still may invest a small portion in the asset class.

The current design of the Funds is based on the assumption that many investors will take a lump-sum withdrawal of their investment around their retirement date.  The new glide path will be based on the assumption that shareholders will delay withdrawals until their required minimum distribution age.  Once a Fund reaches its target date, as reflected on the table above, over the next five years the Fund will continue to decrease its equity allocation and increase its fixed income allocation until its final landing point at five years after the target date.  It is expected that once a Fund reaches its landing point, the Board of Trustees of the Fund would consider whether to reorganize the Fund into the Franklin LifeSmart™ Retirement Income Fund.

Please keep this supplement with your prospectus for future reference.